Prospectus Supplement	dated August 1,
2009

Putnam Tax Exempt Money Market Fund Prospectus dated 1/30/09

In July 2009, Putnam Management and the Board of Trustees of the fund agreed, effective August 1, 2009, to replace the fund’s previous expense limitation with a new arrangement that (a) imposes a new limit on the fee payable under the investor servicing contract and (b) places a limit on other expenses of the fund.

The table of Total Annual Fund Operating Expenses in Fund summary – Costs associated with your investment is revised as follows to reflect projected expenses based on the new expense limitations and the fund’s current (6/30/09) asset level:

Total annual fund operating expenses* (expenses that are deducted from fund assets)

Total
annual
		Distribution		fund
	Management	(12b-1) and	Other	operating	Expense	Net
	fees	service fees	expenses^	expenses	reimbursement	expenses

Class A	0.45%	0.00%	0.24%	0.69%	-0.08%	0.61%

* Reflects Putnam Management’s contractual obligation, through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses and extraordinary expenses) to an annual rate of 0.60% of the fund’s average net assets. Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of the fund’s average net assets. For additional information regarding expense limitations, see Charges and Expenses in the Statement of Additional Information (SAI). Also, Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.

^Assumes that the fund will pay all costs (estimated to be 0.01%) associated with participation in the Treasury’s Temporary Guarantee Program for Money Market Funds.

The table in Fund summary – How do these fees and expenses look in dollar terms? is replaced with the following:

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time†

	1 year	3 years	5 years	10 years

Class A	$62	$211	$372	$840

† Reflects Putnam Management’s contractual obligation to limit fund expenses through July 31, 2010 and costs related to the Treasury’s Temporary Guarantee Program for Money Market Funds for the first year of each period in the example.

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At the same meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund. See the fund’s SAI for additional information about the proposed management contract.

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